                                                                    EXHIBIT 99.1

[ENSTAR LOGO]                                                     PRESS RELEASE


Date:   November 9,  2004                  Contact:    Amy M. Dunaway
For Release:   Immediately                 Telephone:  (334) 834-5483

              THE ENSTAR GROUP, INC. REPORTS THIRD QUARTER RESULTS

         Montgomery, Alabama - November 9, 2004 - The Enstar Group, Inc. ("Enstar" or the "Company") (Nasdaq:ESGR) today reported its earnings and financial position for the quarter ended September 30, 2004.

         Enstar reported net income of $2,426,000 and $4,227,000, or $.42 and $.73 per diluted share, for the three and nine month periods ended September 30, 2004, compared to $817,000 and $2,989,000, or $.14 and $.51 per diluted share, for the same periods last year. The increases in net income for the three and nine month periods ended September 30, 2004, compared to the same periods in the prior year were primarily attributable to the gain realized on the Company's sale of its interest in Green Tree Investments Holdings LLC. This gain was offset by decreases in the earnings of Castlewood Holdings Limited, one of Enstar's partially owned equity affiliates, increases in income tax expense, and the absence in 2004 of earnings from B-Line LLC, due to its sale in 2003.

          The Company's total assets were $148,078,000 at September 30, 2004, consisting primarily of $85,767,000 in cash, cash equivalents and certificates of deposit and $61,679,000 in ownership of operating businesses. Total assets were $152,449,000 at December 31, 2003. Shareholders' equity was $139,885,000 at September 30, 2004, up from $134,483,000 at December 31, 2003.

          Enstar continues to actively search for additional operating businesses that meet its acquisition criteria. The worldwide search is principally focused on the financial services industry.


                             THE ENSTAR GROUP, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS


                                                   Sept. 30,         Dec. 31,
                                                     2004               2003
                                                  ----------        ----------
                                                    (dollars in thousands)
                                                          (unaudited)
Total assets                                      $  148,078        $  152,449
                                                  ==========        ==========

Total liabilities                                 $    8,193        $    6,517
Minority interest                                         --            11,449
Total shareholders' equity                           139,885           134,483
                                                  ----------        ----------
Total liabilities and shareholders' equity        $  148,078        $  152,449
                                                  ==========        ==========


                                      MORE

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                             THE ENSTAR GROUP, INC.
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                            AND COMPREHENSIVE INCOME


                                                                           Three Months Ended Sept. 30,
                                                                         -------------------------------
                                                                             2004                2003
                                                                         -----------         -----------
                                                                          (dollars in thousands, except
                                                                                per share data)
                                                                                 (unaudited)
Interest income                                                          $       259         $       176
Earnings of partially owned equity affiliates                                   (237)              2,520
Gain on sale of Green Tree                                                     6,911                  --
Other income                                                                     100                 100
General and administrative expenses                                             (610)               (714)
                                                                         -----------         -----------
Income before income taxes and minority interest                               6,423               2,082
Income taxes                                                                  (2,093)               (634)
                                                                         -----------         -----------
Income before minority interest                                                4,330               1,448
Minority interest                                                             (1,904)               (631)
                                                                         -----------         -----------
Net income                                                               $     2,426         $       817
                                                                         ===========         ===========
Comprehensive income                                                     $     1,864         $       974
                                                                         ===========         ===========

Weighted average shares outstanding - basic                                5,517,909           5,465,753
                                                                         ===========         ===========
Weighted average shares outstanding - assuming dilution                    5,808,920           5,887,388
                                                                         ===========         ===========

Net income per common share - basic                                      $       .44         $       .15
                                                                         ===========         ===========
Net income per common share - assuming dilution                          $       .42         $       .14
                                                                         ===========         ===========

                                                                             Nine Months Ended Sept. 30,
                                                                         -------------------------------
                                                                          2004                 2003
                                                                         -----------         -----------
                                                                          (dollars in thousands, except
                                                                                 per share data)
                                                                                (unaudited)
Interest income                                                          $       637         $       655
Earnings of partially owned equity affiliates                                  4,743               6,905
Gain on sale of Green Tree                                                     6,911                  --
Other income                                                                     398                 383
General and administrative expenses                                           (2,117)             (2,327)
                                                                         -----------         -----------
Income before income taxes and minority interest                              10,572               5,616
Income taxes                                                                  (3,372)             (1,877)
                                                                         -----------         -----------
Income before minority interest                                                7,200               3,739
Minority interest                                                             (2,973)               (750)
                                                                         -----------         -----------
Net income                                                               $     4,227         $     2,989
                                                                         ===========         ===========
Comprehensive income                                                     $     3,864         $     3,172
                                                                         ===========         ===========

Weighted average shares outstanding - basic                                5,489,737           5,465,753
                                                                         ===========         ===========
Weighted average shares outstanding - assuming dilution                    5,786,621           5,872,191
                                                                         ===========         ===========

Net income per common share - basic                                      $       .77         $       .55
                                                                         ===========         ===========
Net income per common share - assuming dilution                          $       .73         $       .51
                                                                         ===========         ===========


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         This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements regarding the intent, belief or current expectations of Enstar and its management team. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements contained in this press release are set forth in the Safe Harbor Compliance Statement for Forward-Looking Statements included as Exhibit 99.1 to Enstar's Form 10-K for the year ended December 31, 2003, and are hereby incorporated herein by reference.


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